UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                October 15, 1996
                                ----------------


                               FFY FINANCIAL CORP
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       0-21638                       34-1735753
--------------------------------------------------------------------------------
 (State or other            (Commission File Number)            (IRS Employer
 jurisdiction of                                                Identification
  incorporation)                                                    Number)


 724 Boardman-Poland Road, Youngstown, Ohio                         44512
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  (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:               330-726-3396
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                                      N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report)



Item 5.    Other Events

      On October 15, 1996, the Registrant issued the attached press release.


Item 7.    Financial Statements and Exhibits

           (a)   Fiancial Statements


FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)

Selected Consolidated Financial Condition Data:       September 30,    June 30,      %
(Dollars in thousands)                                    1996           1996      Change
                                                      -------------    --------    ------

Total assets                                            $602,557       $575,602       5%
Loans receivable, net                                    449,145        438,790       2%
Allowance for loan losses                                  3,545          3,439       3%
Non-performing assets                                      5,067          4,673       8%
Securities available for sale (1)                        125,023        109,836      14%
Deposits                                                 448,910        456,541      -2%
Securities sold under agreements to repurchase             6,619          6,640      -0%
Borrowed funds                                            32,655          1,200       NM
Stockholders' equity                                     102,228        101,921       0%


                                                                     Three Months Ended
                                                                        September 30,
                                                               ------------------------------
Selected Consolidated Operations Data:                                                    %
(Dollars in thousands except per share amounts)                  1996        1995      Change
                                                               --------    --------    ------

Total interest income                                          $ 11,209    $ 10,848       3%
Total interest expense                                            5,566       5,603      -1%
                                                               --------------------
Net interest income                                               5,643       5,245       8%
Provision for loan losses                                           155          76     104%
                                                               --------------------
Net interest income after provision for loan losses               5,488       5,169       6%
Non-interest income                                                 219         255      NM
Loss on sale of securities                                         (543)          0      NM
Total non-interest expense                                       (5,953)     (2,942)    102%
                                                               --------------------
Income (loss) before federal income taxes                          (789)      2,482      NM
Federal income tax expense (benefit)                               (293)        830      NM
                                                               --------------------
Net income (loss)                                              $   (496)   $  1,652      NM
                                                               ====================

Earnings (loss) per share                                      $  (0.10)   $   0.32      NM
                                                               ====================

Cash dividends declared per share                              $  0.175    $   0.15      17%
                                                               ====================

<F1> Includes $28.8 million in securities  which  management  decided to sell at
     September 30, 1996 resulting in a charge of $340,000 after tax, or $.07 per share representing a write-down for other-than-temporary impairment at that date.


FFY FINANCIAL CORP. AND SUBSIDIARY
(unaudited)


                                                                         Three Months Ended
                                                                            September 30,
                                                                     ---------------------------
Selected Financial Ratios and Other Data:                               1996            1995
                                                                     -----------     -----------

Performance Ratios:
  Return on assets (ratio of net income to average total assets)      -0.34% (2)       1.15% (2)
  Interest rate spread information:
    Average during period (3)                                          3.28% (2)       2.88% (2)
    End of period (3)                                                  2.93%           2.69%
  Net interest margin (1)  (3)                                         4.08% (2)       3.75% (2)
  Ratio of operating expense to average total assets                   4.13% (2)       2.04% (2)
  Return on equity (ratio of net income to average equity)            -1.94% (2)       6.16% (2)
  Dividend payout ratio                                                 NM            46.88%
  Liquidity Ratio (bank only)                                         10.32%          16.00%

Quality Ratios:
  Non-performing assets to total assets at end of period               0.84%           0.85%
  Allowance for loan losses to non-performing assets                  69.96%          66.38%
  Provision for loan losses to total loans receivable, net             0.14% (2)       0.07% (2)

Capital Ratios:
  Equity to total assets at end of period                             16.97%          18.82%
  Average equity to average assets                                    17.76%          18.61%
  Book value per share                                               $19.98          $19.88
  Decrease in book value per share due to SFAS No. 115              ($ 0.07)        ($ 0.05)
  Ratio of average interest-earning assets to average
   interest-bearing liabilities                                        1.20 x          1.22 x
  Regulatory capital ratios: (Bank only)
    Tangible capital - 1.50% required                                  9.40%           9.85%
    Core capital - 3.00% required                                      9.40%           9.85%
    Risk-based capital - 8.00% required                               16.97%          18.79%

<F1> Net interest income divided by average interest earning assets - calculated without consideration of the unrealized loss on securities available for sale.
<F2> Annualized.
<F3> Ratio is presented on a fully taxable  equivalent basis using the company's federal statutory tax rate of 34%.

           (b)   Exhibits

                 20.1.   Press release, dated October 15, 1996.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FFY FINANCIAL CORP.

Date:  October 16, 1996                     By:  /s/ JEFFREY L. FRANCIS
       ---------------------                     ------------------------------
                                                     Jeffrey L. Francis,
                                                     President and CEO